TENTH AMENDMENT
                                TO
                  RECEIVABLES PURCHASE AGREEMENT


      This Tenth Amendment to Receivables Purchase Agreement dated as of March 23, 2000 (this "Amendment"), is among THE ORIGINATORS listed on the signature page hereof (collectively, the "Originators") and PRIME RECEIVABLES CORPORATION, a Delaware corporation (the "Purchaser").

                       W I T N E S S E T H:

      WHEREAS, the Originators and the Purchaser entered into a Receivables Purchase Agreement dated as of December 15, 1992, as amended from time to time, (the "Purchase Agreement") pursuant to which the Purchaser purchased Receivables (as defined in the
Purchase Agreement) from the Originators on the terms and conditions set forth in the Purchase Agreement;

      WHEREAS, the Originators and the Purchaser wish to amend the Purchase Agreement to revise Schedule IV attached to the Purchase Agreement;

      WHEREAS, Section 8.01 of the Purchase Agreement permits the Originators and the Purchaser to amend the Purchase Agreement subject to certain conditions;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

      1. Schedule IV attached to the Purchase Agreement is hereby deleted in its entirety and Schedule IV attached hereto is substituted therefor.

      2. Attached hereto as Exhibit A is a certificate by an officer of FDS National Bank, as Servicer, stating that the amendment to the Purchase Agreement effected by this Tenth Amendment does not adversely affect in any material respect the interests of any of the Investor Certificateholders (as defined in the Purchase Agreement), which certificate is required to be delivered to the Trustee (as defined in the Purchase Agreement) pursuant to Section 8.01 of the Purchase Agreement.

      3. The Purchase Agreement, as amended by this Tenth Amendment shall continue in full force and effect among the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              THE ORIGINATORS:

                              BLOOMINGDALE'S, INC.

                              By:  /s/ John R. Sims
                              Title: Vice President and Secretary


                              BURDINES, INC.

                              By:  /s/ John R. Sims
                              Title: Vice President and Secretary


                              RICH'S DEPARTMENT STORES, INC.
                              (formerly    Lazarus,    Inc.    and
                              successor   by  merger   to   Rich's
                              Department Stores, Inc.)

                              By:  /s/ John R. Sims
                              Title: Vice President and Secretary


                              STERN'S DEPARTMENT STORES, INC.

                              By:  /s/ John R. Sims
                              Title: Vice President and Secretary


                              THE BON, INC.

                              By:  /s/ John R. Sims
                              Title: Vice President and Secretary


                              FEDERATED WESTERN PROPERTIES, INC.,
                              Assignee of Broadway Stores, Inc.

                              By:  /s/ Richard C. Fiddes
                              Title: Vice President and Secretary


                              MACY'S EAST, INC.,
                               as successor in interest to Abraham
                               & Straus and Jordan Marsh Stores Corporation

                              By:  /s/ John R. Sims
                              Title: Vice President and Secretary


                              FDS NATIONAL BANK

Date:  March 23, 2000         By:  /s/ Susan R. Robinson
                              Title:    Treasurer


                              THE PURCHASER:

                              PRIME RECEIVABLES CORPORATION

Date:  March 23, 2000         By:  /s/ Susan P. Storer
                              Title:    President




                           SCHEDULE IV

                   SCHEDULE OF LOCK-BOX ACCOUNTS


     Bank Name                    Originator                  Bank Account #

Bank of America Illinois        All Originators                8188500959
231 South Lasalle St.
Chicago, IL 60697


Norwest                         All Originators                6355064529
MAC N9305-031                   Prime Receivable Corp.
Sixth and Marquette             St. Cloud, MN
Minneapolis, MN  55479          56396-1205


Chase Manhattan Bank            All Originators                323890075
Corporate Banking               Electronic banking networks
Church Street Station
P.O. Box 932
New York, NY                    All Originators                400471302
10008-0932                      Internet banking activity


SunTrust Bank                   Macy's A&S  *                  8801245864
Mail Code 5099                  Electronic banking network
P.O. Box 4418
Atlanta, GA
30302


Firstar                         Burdines  *                    480366723
P.O. Box 1038                   Dept
425 Walnut Street               Mason, OH
Cincinnati, OH                  45040-4585
45201-1036

                                Jordan Marsh  *                480381425
                                P.O. Box
                                Mason, OH
                                45040-4583

                                Bloomingdales  *               481442556
                                P.O. Box
                                Mason, OH
                                45040-4590

                                A & S  *                       481442598
                                P.O. Box
                                Mason, OH
                                45040-4580


                                Goldsmith's  *                 481442614
                                P.O. Box
                                Mason, OH
                                45040-4588

                                Rich's  *                      481442606
                                P.O. Box
                                Mason, OH
                                45040-4587

PNC Bank                        The Bon Marche  *              4060027019
201 East 5th Street             P.O. Box 8080
Cincinnati, Ohio 45201          Mason OH
                                45040-8080


                                Stern's  *                     4190002709
                                P.O. Box 8081
                                Mason OH
                                45040-8081


                                Lazarus    *                   4110175133
                                P.O. Box 4504
                                Mason OH
                                45040-4504


                                Macy's West  **                3001544986
                                P.O. Box 8021
                                Mason OH
                                45040-8021


                                Broadway Stores  *             3001544994
                                P.O. Box 8022
                                Mason OH
                                45040-8022


FifthThird Bank                 Lazarus  *                     71527336
38 Fountain Sq. Plaza           P.O. Box 0064
Cincinnati, Ohio  45263         Cincinnati, Ohio  45274


Notes:

    * Account activity will transition to Chase Manhattan banking network account beginning in April 2000. Account will be closed by June 30, 2000.

    **  This account will remain intact and active.



                             EXHIBIT A

                         FDS NATIONAL BANK

                       OFFICER'S CERTIFICATE



      Pursuant to Section 8.01 (a) of the Receivables Purchase Agreement dated as of December 15, 1992, among the Originators listed therein and Prime Receivables Corporation, FDS National Bank, as Servicer, certifies that the amendment dated as of March 23, 2000 to Schedule IV of the Receivables Purchase Agreement does not adversely affect in any material respect the interests of any of the Invester Certificateholders.


                                   FDS National Bank
                                   As Servicer



Date:     03/23/2000                         /s/ Susan R. Robinson
                                   Name:     Susan R. Robinson
                                   Title:    Treasurer